              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Preliminary Additional Materials
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6 (e) (2) )
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.149-11 ( c) or Section 240.14

     Morgan Stanley Dean Witter Mid-Cap Equity Trust
     Morgan Stanley Dean Witter North American Government Income Trust Morgan Stanley Dean Witter Small Cap Growth Fund
     Morgan Stanley Dean Witter Total Return Trust

     ---------------------------------------------
     (Name of Registrant as Specified in its Charter)

                 George Silfen
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement)

         Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                 MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
              MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT
                                  INCOME TRUST
                MORGAN STANLEY DEAN WITTER SMALL CAP GROWTH FUND
                  MORGAN STANLEY DEAN WITTER TOTAL RETURN TRUST


                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                            TO BE HELD JUNE 26, 2001

     Notice is hereby given that Special Meetings of Shareholders of each Morgan Stanley Dean Witter Fund listed above (each, a "Fund" and collectively, the "Funds") will be held jointly (the "Meeting") in the Career Development Room, Two World Trade Center, New York, New York 10048, on June 26, 2001, at 10:00 a.m., New York City time, for the following purposes:

     1. For each Fund, to approve or disapprove a new Sub-Advisory Agreement between Morgan Stanley Dean Witter Advisors Inc. and TCW Investment Management Company, a wholly-owned subsidiary of The TCW Group, Inc., in connection with the proposed acquisition of a controlling interest in The TCW Group, Inc. by Societe Generale Asset Management, S.A., a wholly-owned subsidiary of Societe Generale, S.A.; and

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record of each Fund as of the close of business on May 8, 2001 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, you may vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

                                                    BARRY FINK
May 16, 2001                                         Secretary
New York, New York

--------------------------------------------------------------------------------
                                   IMPORTANT

      YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

     THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                             YOUR VOTE IS IMPORTANT

                 MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
              MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT
                                  INCOME TRUST
                MORGAN STANLEY DEAN WITTER SMALL CAP GROWTH FUND
                  MORGAN STANLEY DEAN WITTER TOTAL RETURN TRUST

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048


                             --------------------
                             JOINT PROXY STATEMENT
                             --------------------


                       SPECIAL MEETINGS OF SHAREHOLDERS

                                 JUNE 26, 2001


     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of each Morgan Stanley Dean Witter Fund listed above (each, a "Fund" and collectively, the "Funds") for use at the Special Meetings of Shareholders of each Fund to be held jointly on June 26, 2001, and at any adjournments thereof (the "Meeting"). The first mailing of this Proxy Statement is expected to be made on or about May 16, 2001.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of the Proposal set forth in the attached Notice of Special Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     The holders of shares ("Shareholders") of record of each Fund as of the close of business on May 8, 2001, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The table below sets forth the number of shares outstanding (fractional shares are rounded) for each class of shares of each Fund as of the Record Date. As of the Record Date, the following owned more than 5% of the outstanding shares of a class of a Fund: Small Cap Growth Fund: Class A -- Maykwok Investments Limited, c/o Lot 220 Clear Water Bay Road, Kowloon, Hong Kong -- 6.486% (55,902.000); Class D -- Morgan Stanley Dean Witter Trust FSB, Trustee, Consolidated Graphics Inc. Employee 401K Savings Plan, P.O. Box 957, Jersey City, NJ 07303-0957 -- 10.491% (185,921.367); and Total Return Trust:
Class A -- Morgan Stanley Dean Witter Trust FSB, Trustee, William H. Sadler Inc. 401K Profit Sharing Plan, P.O. Box 957, Jersey City, NJ 07303-0957 -- 16.236% (215,537.854); Morgan Stanley Dean Witter Trust FSB, Trustee, Affina Corporation 401K Retirement Plan, P.O. Box 957, Jersey City, NJ 07303-0957 -- 7.493% (99,474.208); and James P. Rogers, 142 Torrey Pines

Terrace, Del Mar, CA 92014-3335 -- 5.244% (69,624.232). As of the Record Date,
the Trustees and officers as a group owned less than 1% of each class of each Fund's outstanding shares. The percentage ownership of shares of the Funds changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.


                                                    NUMBER OF SHARES
                                                    OUTSTANDING AS OF
                                                       MAY 8, 2001
NAME OF FUND                                          (RECORD DATE)
------------                                        -----------------
Mid-Cap Equity Trust ...........................       56,715,836
 Class A .......................................        1,332,773
 Class B .......................................       50,633,839
 Class C .......................................        2,302,269
 Class D .......................................        2,446,955
North American Government Income Trust .........       11,606,358
Small Cap Growth Fund ..........................       22,093,802
 Class A .......................................          864,780
 Class B .......................................       18,642,808
 Class C .......................................          804,062
 Class D .......................................        1,782,152
Total Return Trust .............................       41,152,098
 Class A .......................................        1,316,050
 Class B .......................................       35,960,407
 Class C .......................................        1,600,153
 Class D .......................................        2,275,487


     All costs of the Meeting, including, but not limited to, the preparation and mailing of proxy materials and the solicitation of proxies, will be borne by TCW Investment Management Company ("TCW" or the "Sub-Advisor").


     The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Funds and officers and regular employees of certain affiliates of the Funds, including Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), Morgan Stanley DW Inc., or Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), without special compensation. In addition, each Fund may also employ D.F. King & Co., Inc. as proxy solicitor, the cost of which is expected to approximate $141,000 (for all of the Funds together) and will be borne by TCW. As described below, each Fund may also employ Alamo Direct
Mail Services, Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote via the Internet or by telephone, please access the website or call the toll-free number listed on your proxy card or noted in the enclosed voting instructions. To vote via the Internet or by telephone you will need the "control number" that appears on your proxy card.

     In certain instances, D.F. King & Co., Inc., Alamo or MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Boards. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number as set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by D.F. King & Co., Inc., additional expenses would approximate $7.00 per telephone vote transacted, $3.75 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, all of which would be borne by TCW. With respect to a telephone call by Alamo, expenses would approximate $1.00 per outbound telephone contact (which would be incurred by TCW).

            (1) APPROVAL OR DISAPPROVAL OF NEW SUB-ADVISORY AGREEMENT


BACKGROUND

     MSDW Advisors serves as investment adviser of each Fund, pursuant to an investment management agreement with the Fund. TCW currently serves as sub-adviser of each Fund pursuant to a sub-advisory agreement between MSDW Advisors and TCW (each, a "Current Agreement" and collectively, the "Current Agreements"), and in that capacity provides investment advisory and certain other services to the Funds. The Sub-Advisor is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW Group"). The approval of a new sub-advisory agreement between MSDW Advisors and the Sub-Advisor (each, a "New Agreement" and collectively, the "New Agreements") is being sought in connection with the proposed acquisition of a controlling interest in TCW Group by Societe Generale Asset Management, S.A. ("SGAM") (the "Acquisition").

     TCW will undergo a "change in control" as a result of the consummation of the Acquisition, resulting in the assignment and, therefore, the automatic termination of, the Current Agreements with respect to the Funds. It is proposed that TCW continue to serve as sub-adviser of each Fund following completion of the transaction. Therefore, in connection with the Acquisition and as required by the Investment Company Act of 1940, as amended (the "1940 Act"), Shareholders of each Fund are being asked to approve a New Agreement between MSDW Advisors and TCW which is substantially identical to the Fund's Current Agreement. The Board of each Fund recommends that the Fund's Shareholders approve the Fund's New Agreement, a form of which is attached as Appendix A.


THE ACQUISITION

     DESCRIPTION OF THE TRANSACTION. On April 11, 2001, TCW Group, certain stockholders of the TCW Group, Societe Generale, S.A. ("Societe Generale"), SGAM, and certain other parties entered into an Acquisition Agreement and Plan of Reorganization (the "Acquisition Agreement") pursuant to which SGAM will acquire a 70% interest in TCW Group over the next five years (the "Transaction"). As a result of this Transaction, Societe Generale will control TCW Group and TCW.

     The Acquisition Agreement provides for the acquisition of the 70% interest in TCW Group by SGAM with payment to be made in Societe Generale shares. Under the terms of the Acquisition Agreement, the Transaction will be completed in two main stages. In the first stage, SGAM will acquire a 51% ownership stake in TCW Group for Societe Generale shares valued at approximately $880,000,000. This amount is subject to upward or downward revision according to formulas in the Acquisition Agreement and the definitive accounting results of TCW Group for the years 2001 and 2002.

     In a second stage, between 2003 and 2006, SGAM has the right to acquire, and the shareholders of TCW Group have the right to put to SGAM, an additional 19% interest in TCW Group in four equal annual installments, again paid for with Societe Generale shares. The acquisitions in the second stage will be priced according to formulas in the Acquisition Agreement and the definitive accounting results of TCW Group for later periods. Generally, the pricing formulas in the Acquisition Agreement create an incentive for TCW Group to grow and increase its earnings. TCW Group will seek to accomplish this goal by retaining existing customers and increasing assets under management at TCW.

     The remaining 30% interest in TCW Group will be retained by its current shareholders and will be available for re-circulation to employees for incentive purposes as it is repurchased by Societe Generale over time. TCW and Societe Generale believe that this residual ownership creates an additional long-term incentive for growth, performance, and service to TCW clients.

     In addition to the benefit conferred on holders of shares of TCW Group, the Transaction has been designed to allow TCW Group and TCW to continue with significant autonomy, while providing support and other benefits from the Societe Generale group of companies (the "Societe Generale Group"), as discussed further below. Under the Acquisition Agreement, during the five years after the closing of the initial acquisition, Societe Generale has committed $25 million per year (up to a total of $100 million) to invest in new investment vehicles developed by TCW Group and approved by the new products committee.

     The Acquisition Agreement also provides for mechanisms to retain key employees of TCW Group and TCW. In addition to incentive price adjustments that would benefit shareholders of TCW Group, a stock option plan and a retention plan will be established by TCW Group for the purpose of retaining and incentivizing selected employees of TCW and TCW Group. This retention plan will be funded with $100,000,000 in cash or Societe Generale shares. Additionally, selected members of senior management will enter into employment contracts and non-competition and non-solicitation agreements with terms of four years or more.

     The Acquisition Agreement also contemplates that officers of both companies will sit on the other's board of directors. Mr. Robert A. Day, Chairman and CEO of TCW Group, will be nominated to become the first American to serve on the Societe Generale board. Philippe Citern, Chief Executive Officer of Societe Generale, and Philippe Collas, Chairman and CEO of SGAM, will sit on the board of directors of TCW Group. Further, Marc I. Stern, President of TCW Group, and Robert D. Beyer, President of Trust Company of the West, will sit on the board of directors of SGAM and will also join the executive committee of SGAM, along with William C. Sonneborn, Executive Vice President of TCW Group. Otherwise, it is intended that the TCW management structure remain unchanged.

     The Transaction is expected to be completed on or about July 1, 2001, although there is no assurance that the Transaction will be completed. Upon completion of the Acquisition, SGAM will hold a separate class of common stock of TCW Group that has additional voting rights giving SGAM approximately 80% of the total voting rights in TCW Group. Completion of the Transaction is subject to a number of conditions, including, among others, the receipt of certain regulatory approvals, effectiveness of certain employment agreements, and the absence of material adverse effects on the parties. If the Transaction is not completed for any reason, the Current Agreements will remain in effect.

     POST-TRANSACTION STRUCTURE AND OPERATIONS. Upon completion of the Transaction, TCW Group and its subsidiaries, including TCW, will be controlled by Societe Generale. Operationally, TCW expects to remain independent and to be the exclusive asset management platform of the Societe Generale Group in the United States. In this regard, TCW intends to coordinate its activities with SGAM. TCW Group and TCW will continue to operate in the United States under their existing names and from their current offices.

     DESCRIPTION OF SOCIeTe GeNeRALE AND ITS AFFILIATES. Societe Generale, a publicly traded company, founded in 1864 and based in Paris, France, is the lead company in the Societe Generale Group, which is one of Europe's leading banking groups. The Societe Generale Group maintains its focus on three primary business lines: retail banking; corporate and investment banking; and asset management and private banking. The Societe Generale Group currently has assets under management of more than $150 billion. After completion of the Transaction it is estimated that TCW and the Societe Generale Group will have over $230 billion under management. Societe Generale's address is 29, Boulevard Haussman, 75009, Paris, France.

     The Societe Generale Group includes over 69,000 staff members in 500 offices in 75 countries spread across five continents. As of December 31, 2000, Societe Generale's major shareholders, in addition to its group of employees and former employees, included the CGNU Group, plc (a UK insurance group holding 6.75% of the share capital and 7.73% of the voting rights), Banco Santander Central Hispano, S.A. (a Spanish banking group holding 5.93% of the share capital and 5.25% of the voting rights), and Meiji Life Insurance Company (a Japanese life insurance company holding 3.25% of the share capital and 5.76% of the voting rights). As of that same date, employees and former employees of the Societe Generale Group held, through an employee stock ownership program, 7.35% of the share capital of Societe Generale and 12.45% of the voting power.

     ANTICIPATED IMPACT OF THE TRANSACTION ON MANAGEMENT OF THE FUNDS. TCW has represented to the Board of each Fund that TCW Group will remain intact and operationally autonomous, functioning as a stand-alone unit of the Societe Generale Group and the exclusive asset management platform in the United States. TCW has further represented that there is no intention to make any personnel changes affecting the management or the administration or TCW's relationship with the Funds, including those responsible for TCW's regulatory compliance program. Further, although TCW's sub-advisory agreements with respect to the Funds will terminate as a result of the Transaction, the New Agreements that are being proposed are virtually identical to those currently in effect. In particular, the sub-advisory fees payable to TCW, the services to be provided by TCW, and TCW's obligations and duties under those agreements will remain unchanged. TCW will bear all the expenses of each Fund in preparing and mailing any necessary proxy materials or other Shareholder communications in connection with the Transaction, including the expenses of any necessary proxy solicitation services.


APPROVAL OF THE NEW AGREEMENTS

     In order to assure continuity of investment management services to each Fund after the Acquisition, the Board of each Fund met in person for the purpose of considering whether it would be in the best interests of each Fund and its Shareholders to enter into a New Agreement between MSDW Advisors and the Sub-Advisor respecting that Fund which would become effective upon the later of Shareholder approval of the New Agreement or consummation of the Acquisition. At its meeting, and for the reasons discussed below (see "The Boards' Consideration"), the Board of each Fund, including all of the Trustees who are not "interested persons," as defined in the 1940 Act, of the Funds, the Sub-Advisor (as well as TCW Group, SGAM and Societe Generale), MSDW Advisors or of Morgan Stanley Dean Witter & Co. ("Morgan Stanley") (the "Independent Trustees"), unanimously approved the New Agreement respecting that Fund and recommended its approval by the Fund's Shareholders.

     The terms of each New Agreement, including fees payable thereunder, are identical, in all material respects, to those of the corresponding Current Agreement, except for the dates of effectiveness and termination. The terms of the Current Agreements are described under "The Current Agreements" below. If approved by Shareholders, each New Agreement will continue in effect for an initial term expiring April 30, 2002. Each New Agreement may be continued in effect from year to year thereafter if each such continuance is approved by the Board or by a majority of the outstanding voting securities (as defined below) of the concerned Fund and, in either event, by the vote cast in person of a majority of the Independent Trustees.

     In the event that, due to adjournments of the Meeting, the Acquisition is consummated before Shareholders approve the New Agreements, the Board, including all of the Independent Trustees, has authorized interim contracts which have identical terms as the Current Agreements, except that the interim agreements also contain the terms required by Rule 15a-4 under the 1940 Act. These required terms include that the interim contracts may continue in effect for up to 150 days after the automatic termination of the Current Agreements and sub-advisory fees would be held in an escrow account pending Shareholder approval. In the event that the Acquisition is not consummated, the Current Agreements will remain in effect.


REQUIRED VOTE

     Each New Agreement cannot be implemented unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the affected Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. In the event that Shareholders of a Fund do not approve the applicable New Agreement by the required vote, the Board will take such action as it deems in the best interests of the affected Fund and its Shareholders which may include calling a special meeting of Shareholders to vote on another sub-advisory agreement.


THE BOARDS' CONSIDERATION

     At a meeting of the Boards on April 26, 2001, the Trustees evaluated each of the New Agreements. Prior to and during the meeting, the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether each of the New Agreements is in the best interests of each Fund and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Agreements, the Trustees assessed the implications of the Acquisition for the Sub-Advisor and its ability to continue to provide services to the Funds of the same scope and quality as are presently provided. In particular, the Trustees inquired as to the impact of the Acquisition on the Sub-Advisor's personnel, management, facilities and financial capabilities, and received assurances in this regard from the TCW Group and the Sub-Advisor that the Acquisition would not adversely affect the Sub-Advisor's ability to fulfill its obligations under its respective agreements with the Funds or to operate its business in a manner consistent with past practices. In addition, the Trustees considered the effects of the Sub-Advisor and Societe Generale becoming affiliated persons of each other. Following the Acquisition, the 1940 Act will prohibit or impose certain conditions on the ability of the Funds to engage in certain transactions with Societe Generale and its affiliates. In this connection, the Sub-Advisor represented to the Trustees that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Funds.

     The Trustees also considered that each New Agreement is identical, in all material respects, to the corresponding Current Agreement.

     Based upon the Trustees' review and the evaluations of the materials they received, and after consideration of all factors deemed relevant to them, the Trustees of each Fund, including all of the Independent Trustees, determined that each of the New Agreements is in the best interests of the applicable Fund and its

Shareholders. ACCORDINGLY, THE BOARD OF EACH FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, APPROVED THE APPLICABLE NEW AGREEMENT AND VOTED TO RECOMMEND ITS APPROVAL BY SHAREHOLDERS OF THAT FUND.


THE CURRENT AGREEMENTS

     Under the Current Agreements, the Sub-Advisor provides each Fund with investment advisory services. These advisory services include, among other things, obtaining and evaluating information and advice relating to the economy, securities markets, and specific securities as it deems necessary or useful to discharge its duties. The Sub-Advisor continuously manages the assets of each Fund in a manner consistent with the investment objective and policies of the Fund. It determines the securities to be purchased and sold by each Fund and the timing of such purchases and sales. In addition, it places purchase and sale orders on behalf of each Fund.


     The Sub-Advisor, at its own expense, maintains staff and employs or retains personnel and consults with such other persons as it determines to be necessary or useful to the performance of its obligations under the Current Agreements. It also bears the other costs of rendering the investment advisory services, including any clerical help and bookkeeping services that it may require.


     In return for its services and the expenses the Sub-Advisor assumes under the Current Agreements, MSDW Advisors pays the Sub-Advisor, under each Current Agreement, compensation which is accrued daily and payable monthly in an amount equal to 40% of the management fee MSDW Advisors receives under its Investment Management Agreement respecting the applicable Fund as set forth in the table below.




                                                                                  FEE PAID             NET ASSETS
                                                                           TO SUB-ADVISOR DURING   (IN MILLIONS) AS OF
                               INVESTMENT MANAGEMENT         LAST FISCAL     FUND'S LAST FISCAL       END OF FISCAL
FUND                                 FEE RATE                  YEAR END             YEAR                  YEAR
----                   ------------------------------------ ------------- ----------------------- --------------------
Mid-Cap Equity Trust   0.75% of the portion of daily          11/30/00           $6,104,560            $ 1,547.52
                       net assets not exceeding
                       $500 million; 0.725% of the
                       portion of daily net assets
                       exceeding $500 million but not
                       exceeding $2 billion; 0.70% of
                       the portion of daily net assets
                       exceeding $2 billion but not
                       exceeding $3 billion; and 0.675%
                       of the portion of daily net assets
                       exceeding $3 billion.

North American         0.65% of the portion of daily          10/31/00           $  274,032            $    91.69
 Government Income     net assets not exceeding
 Trust                 $500 million; and 0.60% of the
                       portion of daily net assets
                       exceeding $500 million.

Small Cap Growth       1.00% of the average daily net          2/28/01           $3,642,715            $   541.58
 Fund                  assets not exceeding $1.5 billion;
                       and 0.95% of the portion of
                       daily net assets exceeding
                       $1.5 billion.

                                                                            FEE PAID             NET ASSETS
                                                                     TO SUB-ADVISOR DURING   (IN MILLIONS) AS OF
                           INVESTMENT MANAGEMENT       LAST FISCAL     FUND'S LAST FISCAL       END OF FISCAL
FUND                             FEE RATE                YEAR END             YEAR                  YEAR
----                 -------------------------------- ------------- ----------------------- --------------------
Total Return Trust   0.75% of the average daily net   7/31/00              $1,042,321             $ 614.29
                     assets not exceeding
                     $500 million; and 0.725% of the
                     portion of daily net assets
                     exceeding $500 million.


     The table below sets forth the dates each Current Agreement was first approved by the Board and last approved by the appropriate Shareholders:


                                                     DATE CURRENT AGREEMENT
                                                     WAS FIRST APPROVED BY
                                                     THE BOARD (INCLUDING A          DATE OF LAST
                                                    MAJORITY OF INDEPENDENT     SHAREHOLDER APPROVAL OF
NAME OF FUND                                               TRUSTEES)               CURRENT AGREEMENT
------------                                       -------------------------   ------------------------
Mid-Cap Equity Trust ...........................      February 25, 1999              June 8, 1999
North American Government Income Trust .........      February 25, 1999              June 8, 1999
Small Cap Growth Fund ..........................      February 25, 1999              June 8, 1999
Total Return Trust .............................      February 25, 1999              June 8, 1999


     After its respective initial term, each Current Agreement continues in effect from year to year thereafter, provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the applicable Fund or by the Trustees, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. Each Current Agreement whose initial term expired prior to the date of this Proxy Statement has been continued in effect from year to year by action of the Board, including the Independent Trustees. The most recent approval occurred at a meeting of the Board held on April 26, 2001.

     Each Current Agreement also provides that it may be terminated at any time by the Sub-Advisor, MSDW Advisors or the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund, in each instance without the payment of any penalty, on thirty days' notice, and provides for its automatic termination in the event of its assignment.


THE INVESTMENT MANAGER

     The Investment Manager to the Funds is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. Each Fund has retained MSDW Advisors to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. (The Investment Manager has, in turn, retained the Sub-Advisor to perform the duties described above.) The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, acts as the Distributor of the Funds. Morgan Stanley Dean Witter Services Company Inc., a wholly-owned subsidiary of Morgan Stanley, serves as administrator to the Funds. The Distributor and MSDW Services both have their offices at Two World Trade Center, New York, New York 10048.

THE SUB-ADVISOR

     The Sub-Advisor, TCW Investment Management Company, is a wholly-owned subsidiary of TCW Group, whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. The Sub-Advisor is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.


     TCW's directors and principal executive officers, their principal occupations and dates of service are shown below. The address of each director and officer is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.


NAME
LENGTH OF SERVICE       POSITIONS AND PRINCIPAL OCCUPATION
-----------------       ----------------------------------
Alvin R. Albe, Jr.      TCW Investment Management Company -- Director, President & Chief Executive
 1991 -- Present        Officer; The TCW Group, Inc. -- Executive Vice President; Trust Company of the
                        West -- Director & Executive Vice President; TCW Asset Management Company
                        -- Director & Executive Vice President; TCW Convertible Securities Fund, Inc.
                        -- Senior Vice President; TCW Galileo Funds, Inc. -- Director & President

Michael E. Cahill       TCW Investment Management Company -- Managing Director, General Counsel
 1991 -- Present        & Secretary; The TCW Group, Inc. -- Managing Director, General Counsel and
                        Secretary; Trust Company of the West -- Managing Director, General Counsel &
                        Secretary; TCW Asset Management Company -- Director, Managing Director,
                        General Counsel & Secretary; TCW Convertible Securities Fund, Inc. -- General
                        Counsel & Assistant Secretary; TCW Galileo Funds, Inc. -- Senior Vice President,
                        General Counsel & Assistant Secretary

David S. DeVito         TCW Investment Management Company -- Managing Director, Chief Financial
 1993 -- Present        Officer & Assistant Secretary; The TCW Group, Inc. -- Managing Director, Chief
                        Financial Officer & Assistant Secretary; Trust Company of the West -- Managing
                        Director, Chief Financial Officer & Assistant Secretary; TCW Asset Management
                        Company -- Managing Director, Chief Financial Officer & Assistant Secretary;
                        Apex Mortgage Capital, Inc. -- Controller

Thomas E. Larkin, Jr.   TCW Investment Management Company -- Director and Vice Chairman; The
 1977 -- Present        TCW Group, Inc. -- Director & Vice Chairman; Trust Company of the West --
                        Director & Vice Chairman; TCW Asset Management Company -- Director &
                        Vice Chairman; TCW Convertible Securities Fund, Inc. -- Senior Vice President;
                        TCW Galileo Funds, Inc. -- Director & Vice Chairman

Hilary G.D. Lord        TCW Investment Management Company -- Managing Director, Chief Compliance
 1987 -- Present        Officer & Assistant Secretary; The TCW Group, Inc. -- Managing Director, Chief
                        Compliance Officer & Assistant Secretary; Trust Company of the West --
                        Managing Director, Chief Compliance Officer; TCW Asset Management Company
                        -- Managing Director & Chief Compliance Officer; TCW Convertible Securities
                        Fund, Inc. -- Senior Vice President & Assistant Secretary; TCW Galileo Funds,
                        Inc. -- Assistant Secretary

William C. Sonneborn    TCW Investment Management Company -- Executive Vice President & Assistant
 1998 -- Present        Secretary; The TCW Group, Inc. -- Executive Vice President & Assistant
                        Secretary; Trust Company of the West -- Executive Vice President & Assistant
                        Secretary; TCW Asset Management Company -- Executive Vice President &
                        Assistant Secretary

NAME
LENGTH OF SERVICE   POSITIONS AND PRINCIPAL OCCUPATION
-----------------   ----------------------------------
Marc I. Stern       TCW Investment Management Company -- Director, Chairman; The TCW
 1992 -- Present    Group, Inc. -- Director, President; Trust Company of the West -- Director & Vice
                    Chairman; TCW Asset Management Company -- Vice Chairman & President;
                    Apex Mortgage Capital, Inc. -- Director, Chairman of the Board; TCW Galileo
                    Funds, Inc. -- Director, Chairman; Public Company Board Member: Qualcomm,
                    Incorporated


     Mr. Robert A. Day may be deemed to be a control person of the Sub-Advisor by virtue of the aggregate ownership of Mr. Robert Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc.

     The Sub-Advisor serves in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. Appendix B lists the investment companies for which the Sub-Advisor provides investment management or investment advisory services and which have similar investment objectives to those of the Funds and sets forth the fees payable to the Sub-Advisor by such companies (and their net assets) as of March 31, 2001.

                             ADDITIONAL INFORMATION

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the proposal, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

     The Funds do not hold regular shareholders' meetings. Proposals of Shareholders of any Fund intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting in order to be included in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS

     EACH FUND'S MOST RECENT ANNUAL REPORT FOR THE FUND'S MOST RECENT FISCAL YEAR AND, IN THE CASE OF MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST AND MORGAN STANLEY DEAN WITTER TOTAL RETURN TRUST, THE SUCCEEDING SEMI-ANNUAL REPORT, HAS BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING (800) 869-NEWS.

                                 OTHER BUSINESS

     The management of the Funds knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                          By Order of the Board of Trustees


                                                   BARRY FINK
                                                    Secretary

                                                                     APPENDIX A

                        FORM OF SUB-ADVISORY AGREEMENT

     AGREEMENT made as of the     day of     , 2001 by and between Morgan
Stanley Dean Witter Advisors Inc., a Delaware corporation (herein referred to as the "Investment Manager"), and TCW Investment Management Company, a California Corporation, (herein referred to as the "Sub-Advisor").

     WHEREAS, Morgan Stanley Dean Witter        (herein referred to as the
"Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, the Investment Manager has entered into an Investment Management Agreement with the Fund (the "Investment Management Agreement") wherein the Investment Manager has agreed to provide investment management services to the Fund; and

     WHEREAS, the Sub-Advisor is registered as an investment advisor under the Investment Advisors Act of 1940, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Investment Manager desires to retain the services of the Sub-Advisor to render investment advisory services for the Fund in the manner and on the terms and conditions hereinafter set forth; and

     WHEREAS, the Sub-Advisor desires to be retained by the Investment Manager to perform services on said terms and conditions:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Subject to the supervision of the Fund, its officers and Trustees, and the Investment Manager, and in accordance with the investment objectives, policies and restrictions set forth in the then-current Registration Statement relating to the Fund, and such investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by the Investment Manager to the Sub-Advisor, the Sub-Advisor agrees to provide the Fund with investment advisory services with respect to the Fund's investments to obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; to continuously manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund; to make decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; shall determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; to take such further action, including the placing of purchase and sale orders on behalf of the Fund, as it shall deem necessary or appropriate; to furnish to or place at the disposal of the Fund and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Advisor shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other.

     2. The Sub-Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Advisor shall be deemed to include persons employed or otherwise retained by the Sub-Advisor to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Advisor shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund.

     3. The Fund will, from time to time, furnish or otherwise make available to the Sub-Advisor such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Sub-Advisor may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund.

     4. The Sub-Advisor shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Advisor, and such clerical help and bookkeeping services as the Sub-Advisor shall reasonably require in performing its duties hereunder.

     5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: any fees paid to the Investment Manager; fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Advisor; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Advisor, and of independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Sub-Advisor, the Investment Manager shall pay to the Sub-Advisor monthly compensation equal to 40% of its monthly compensation receivable pursuant to the Investment Management Agreement. Any subsequent change in the Investment Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fee payable to the Sub-Advisor under this Agreement. In addition, if the Investment Manager has undertaken in the Fund's Registration Statement as filed under the Act (the "Registration Statement") or elsewhere to waive all or part of its fee under the Investment Management Agreement, the Sub-Advisor's fee payable under this Agreement will be proportionately waived in whole or in part. The calculation of the fee payable to the Sub-Advisor pursuant to this Agreement will be made, each month, at the time designated for the monthly calculation of the fee payable to the Investment Manager pursuant to the Investment Management Agreement. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of paragraph 7 hereof, payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

     7. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Sub-Advisor shall reduce its advisory fee to the extent of 40% of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Investment Manager for annual operating expenses in the amount of 40% of such excess of any expense limitation that may be applicable, it being understood that the Investment Manager has agreed to effect a reduction and reimbursement of 100% of such excess in accordance with the terms of the Investment Management Agreement; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee or the largest expense reimbursement shall be applicable. For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

     8. The Sub-Advisor will use its best efforts in the performance of investment activities on behalf of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Advisor shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Advisor or for any losses sustained by the Fund or its investors.

     9. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Advisor, and in any person controlled by or under common control with the Sub-Advisor, and that the Sub-Advisor and any person controlled by or under common control with the Sub-Advisor may have an interest in the Fund. It is also understood that the Sub-Advisor and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Advisor have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.

     10. This Agreement shall remain in effect until April 30, 2002 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager and the Sub-Advisor, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Advisor and; (e) the Sub-Advisor may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

     11. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Advisor shall be liable for failing to do so.

     12. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                        MORGAN STANLEY DEAN WITTER
                                          ADVISORS INC.



                                      By:
                                         --------------------------------------



                                       Attest:
                                              ---------------------------------



                                       TCW INVESTMENT MANAGEMENT
                                           COMPANY



                                      By:
                                         --------------------------------------



                                       Attest:
                                              ---------------------------------

                                                                      APPENDIX B

     The Sub-Advisor serves as investment adviser/sub-adviser to the Funds and the other investment companies listed below which have similar investment objectives to those of the Funds. Set forth below is a chart showing the net assets of each such investment company as of March 31, 2001 and the investment management fee rate(s) applicable to such investment company.



                                                                             APPROXIMATE
                                                                              ASSETS (IN
                                                                            MILLIONS AS OF
       NAME OF FUND                       ADVISORY FEE RATE                    3/31/01)
       ------------                       -----------------                 --------------
TCW GALILEO FUNDS
SMALL CAP GROWTH FUND      Annual rate of 1% of average daily net assets        $ 237
SMALL CAP VALUE FUND       Annual rate of 1% of average daily net assets           $1
TOTAL RETURN MBS FUND      Annual rate of 0.50% of average daily net
                           assets                                               $87.3
MORGAN STANLEY DEAN
 WITTER FUNDS

MORGAN STANLEY DEAN
 WITTER SELECT DIMENSIONS
 INVESTMENT SERIES --
  o  MID-CAP EQUITY        Annual rate of 0.75% of average daily net
   PORTFOLIO               assets (Only sub-advisory fee equal to 40% of
                           this management fee is paid to TCW.)                 $73.1
  o  NORTH AMERICAN        Annual rate of 0.65% of average daily net
   GOVERNMENT SECURITIES   assets (Only sub-advisory fee equal to 40% of
   PORTFOLIO               this management fee is paid to TCW.)                 $6.9
THIRD PARTY FUNDS

THE GLENMEDE FUND, INC.    Annual rate of 0.60% of average daily net            $49.6
 SMALL CAPITALIZATION      assets
   GROWTH PORTFOLIO

                                                                           APPROXIMATE
                                                                            ASSETS (IN
                                                                          MILLIONS AS OF
      NAME OF FUND                      ADVISORY FEE RATE                    3/31/01)
      ------------                      -----------------                 --------------
VANTAGEPOINT FUNDS      0.73% of the portion of daily net assets not          $ 217.9
 AGGRESSIVE             exceeding $100 million; 0.69% of the portion of
   OPPORTUNITIES FUND   daily net assets exceeding $100 million but not
                        exceeding $200 million; and 0.67% of the
                        portion of daily net assets exceeding $200
                        million


----------
* TCW has agreed to reduce its investment advisory fee or to pay the ordinary operating expenses to the extent necessary to limit each Galileo Fund's ordinary operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.

** TCW has voluntarily waived a portion of its advisory fee reducing it to 0.35% through December 31, 2001.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                       Your Proxy Vote is important!

                                       And now you can Vote your Proxy on the
                                       PHONE or the INTERNET.

                                       It saves Money! Telephone and Internet
                                       voting saves postage costs. Savings
                                       which can help to minimize fund
                                       expenses.

                                       It saves Time! Telephone and Internet
                                       voting is instantaneous -- 24 hour
                                       hours a day.

                                       It's Easy! Just follow these simple
                                       steps:

                                       1. Read your proxy statement and have
                                       it at hand.

                                       2. Call toll-free 1-800-597-7836 or go
                                       to website: https://vote.proxy-direct.com

                                       3. Enter your 14 digit Control Number
                                       from your Proxy Card.

                                       4. Follow the recorded or on-screen
                                       directions.

                                       5. Do not mail your Proxy Card when you
                                       vote by phone or Internet.

                  Please detach at perforation before mailing.

PROXY            MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST           PROXY
                MORGAN STANLEY DEAN WITTER SMALL CAP GROWTH FUND
                  MORGAN STANLEY DEAN WITTER TOTAL RETURN TRUST
        MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST

       PROXY FOR SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD JUNE 26, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, as Proxies each with the power of substitution, to vote on behalf of the undersigned at the Special Meetings of the Funds to be held at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Special Meetings dated May 16, 2001 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

                                        VOTE VIA THE INTERNET:
                                        https://vote.proxy-direct.com
                                        VOTE VIA THE TELEPHONE:  1-800-597-7836
                                        ---------------------------------------
                                        CONTROL NUMBER:   999   9999  9999  999
                                        ---------------------------------------

                                        Note: Please sign exactly as your name
                                        appears on this proxy card. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature (if held jointly)

                                        ----------------------------------------
                                        Date

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY


                  Please detach at perforation before mailing.


FUND                                              FUND
----                                              ----
MSDW Total Return Trust           200.000         MSDW Mid-Cap Equity Trust                       1000.000
MSDW Small Cap Growth Fund        500.000         MSDW  North  American  Gov't Inc Trust          2500.000


PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.
PLEASE MARK VOTES AS IN THIS EXAMPLE:   [X]


[ ] You may mark this single box if you own more than one fund and determine to vote in favor of (FOR) the proposal listed below for all your funds. (No other vote is necessary.) To vote for each fund individually, please mark the appropriate box below.


1. Approval of a Sub-Advisory Agreement between Morgan Stanley Dean Witter Advisors and TCW Investment Management Company respecting each fund listed below:


                                           FOR        AGAINST      ABSTAIN
MSDW Total Return Trust                    [ ]          [ ]          [ ]
MSDW Small Cap Growth Fund                 [ ]          [ ]          [ ]


                                           FOR        AGAINST      ABSTAIN
MSDW Mid-Cap Equity Trust                  [ ]          [ ]          [ ]
MSDW North American Gov't Inc Trust        [ ]          [ ]          [ ]


   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY


                                                                       MSD_11663

YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR ON THE INTERNET.

IT SAVES MONEY! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

IT SAVES TIME! Telephone and Internet voting is instantaneous - 24 hours a day.

IT'S EASY! Just follow these simple steps:

         1. Read your proxy statement and have it at hand.

         2. Call toll-free 1-800-597-7836 OR GO TO WEBSITE:
                         HTTPS://VOTE.PROXY-DIRECT.COM

         3. Enter your 14 digit CONTROL NUMBER from your Proxy Card.

         4. Follow the recorded or on-screen directions.

         5. Do NOT mail your Proxy Card when you vote by phone or internet.


                                                                         MSDW